EXHIBIT 10.2

NONE OF THIS WARRANT OR THE SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR “BLUE SKY” LAWS, AND THE HOLDER OF THIS WARRANT REPRESENTS AND WARRANTS THAT THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF WILL BE, ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RELEASE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SALE, ASSIGNMENT, TRANSFER, GIFT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT OR THE SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF MAY BE MADE EXCEPT AS SPECIFICALLY SET FORTH IN THIS WARRANT.

WARRANT TO PURCHASE SHARES

OF

COMMON STOCK

OF

AMPLIPHI BIOSCIENCES CORPORATION

Warrant No.:	CW-
Issue Date:	March 16, 2015

THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED, [_________] (“Holder”), is entitled, subject to the terms set forth below, to purchase from AmpliPhi Biosciences Corporation, a Washington corporation (the “Company”), [____] shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”), subject to adjustment as provided in Section 10 (the “Warrant Shares”), at the Purchase Price set forth in Section 3.

1.            Issuance. This Warrant is issued to Holder by the Company pursuant to that certain Subscription Agreement, dated March 10, 2015 (the “Purchase Agreement”).

2.            Covenants as to Warrant Shares. The Company has reserved, and at all times during the period this Warrant is outstanding shall reserve, a sufficient number of shares of Common Stock for issuance upon the exercise of this Warrant. The Warrant Shares are duly authorized, and, when issued to the Holder pursuant to the terms of this Warrant and the Purchase Agreement, will be validly issued, fully paid and nonassessable and, assuming the accuracy of the representations and warranties of Holder in the Purchase Agreement, will be issued in compliance with the registration and qualification requirements of all applicable securities laws.

3.            Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, at any time on or after the later of (i) March 16, 2016 (the “First Anniversary”) and (ii) the Capital Event Date (as defined in Section 18), but not after the Expiration Date (as defined in Section 9), upon surrender of this Warrant and the delivery of the Exercise Notice attached hereto as Attachment I (the “Exercise Notice”), fully completed and duly executed, each at the office of the Company, or such other address as the Company shall notify the Holder of in writing, to purchase from the Company the Warrant Shares (as adjusted pursuant to Section 10) at a fixed price per share of $0.215 (the “Purchase Price”); provided, however, that if the Capital Event Date precedes the First Anniversary, the Warrant shall be exercisable on or after such Capital Event Date. Until such time as this Warrant is exercised in full or expires pursuant to the terms hereof, the Purchase Price and the number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment pursuant to Section 10.

4.            Payment of Purchase Price.

(a)          Subject to the conditions set forth in Section 3, this Warrant may be exercised in full or in part by the Holder by payment in cash, by wire transfer or by certified or official bank check payable to the order of the Company, for the purchase price of the Warrant Shares to be purchased hereunder or in a “cashless exercise” as set forth in clause (b) below.

(b)          The Holder may elect to exercise this Warrant, without the payment by the Holder of any additional consideration, by receiving from the Company Warrant Shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the cashless exercise notice attached hereto as Attachment II (the “Cashless Exercise Notice”) duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Warrant Shares as is computed using the following formula:

X = Y (A-B)
A

where	X =	the number of Warrant Shares to be issued to the Holder pursuant to this Section 4(b).

Y =	the number of shares covered by this Warrant in respect of which the cashless exercise election is made pursuant to this Section 4(b).

A =	the fair market value (“FMV”) of one share of Common Stock, as determined below, at the time the cashless exercise election is made pursuant to this Section 4(b).

B =	the Purchase Price in effect under this Warrant at the time the cashless exercise election is made pursuant to this Section 4(b).

For the purposes of this Section 4(b), FMV shall be determined at the time of exercise and shall mean the fair market value of the shares of Common Stock determined as follows:

(x)          if the Common Stock is traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the ten (10) trading day period ending three (3) days prior to the date of determination;

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(y)          if the Common Stock is actively traded over-the-counter, the value shall be deemed to be the average of the closing bid over the ten (10) trading day period ending three (3) days prior to the date of determination; or

(z)          if there is no active public market for the Common Stock, the value shall be the fair market value thereof, as determined in good faith by the Board.

The Board shall promptly respond in writing to a reasonable inquiry by the Holder as to the FMV of the Common Stock for purposes of this Section 4(b).

5.            Partial Exercise. For any partial exercise pursuant to Section 4(a) or 4(b) hereof, the Holder shall designate in the Exercise Notice or Cashless Exercise Notice (as the case may be) the number of underlying Warrant Shares with respect to which it wishes such exercise to apply. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to the Holder a new warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of Warrant Shares which have not been purchased upon such exercise.

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6.            Holder’s Exercise Limitation. Notwithstanding any other provision of this Warrant, at any time prior to exercise hereof, the Holder may provide written notice to the Company in the form attached hereto as Attachment IV electing to be subject to this Section 6 (a “Limitation Notice”). With respect to any such electing Holder, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of the Maximum Percentage (as defined below) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) conversion or exercise of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 6. For purposes of this Section 6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (3) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 6, to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. If any delivery of shares of Common Stock owed to the Holder following exercise of this Warrant is not made, in whole or in part, as a result of this limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver such shares of Common Stock as promptly as practicable after the Holder gives notice to the Company that such delivery would not result in such limitation being triggered or upon termination of the restriction in accordance with the terms hereof. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares, and the portion of the Warrant associated with the Excess Shares shall be deemed not to have been exercised. For purposes of clarity, the shares of Common Stock underlying this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6 to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 6 or to make changes or supplements necessary or desirable to properly give effect to such limitation. Once a Holder has elected to become subject to this Section 6, the limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant, provided that the exercise limitation in this Section 6 shall terminate (a) upon 61 days’ written notice to the Company by the or (b) automatically on the date that is 10 days prior to the Expiration Date.

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For purposes of this Section 6, (x) “Maximum Percentage” means the applicable percentage set forth in a Holder’s Limitation Notice (provided that if a Holder elects to be subject to a Maximum Percentage of 4.99% and, at any time after the date of such election, the Attribution Parties beneficially own in excess of 4.99% of the outstanding shares of Common Stock, then the Maximum Percentage shall automatically increase to 9.99% so long as the Attribution Parties own in excess of 4.99% of the outstanding shares of Common Stock and shall, for the avoidance of doubt, automatically decrease to 4.99% upon the Attribution Parties ceasing to own in excess of 4.99% of the outstanding shares of Common Stock) and (y) “Attribution Parties” means, collectively, the following persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the date hereof, directly or indirectly managed or advised by the Holder’s investment manager or any of its affiliates or principals, (ii) any direct or indirect affiliates of the Holder or any of the foregoing, (iii) any person acting or who could be deemed to be acting as a “group” (as defined in Rule 13d-5 promulgated under Section 13(d) of the Exchange Act) together with the Holder or any of the foregoing and (iv) any other persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

7.            Issuance; Issuance Date. As soon as practicable after the exercise of this Warrant, and in any event within three (3) business days thereafter, the Company at its expense will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of Warrant Shares purchased or acquired by the Holder as a result of such exercise, rounded down to the nearest whole number. The person or entity or persons or entities in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

8.            Warrant Shares. The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

9.            Expiration Date; Automatic Exercise. This Warrant shall expire at the close of business on March 16, 2020 (the “Expiration Date”) and shall be void thereafter; provided, however, that in the event that, upon the Expiration Date, the FMV of one Warrant Share (or other security issuable upon the exchange hereof) as determined in accordance with Section 4(b) is greater than the Purchase Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exchanged pursuant to Section 4(b) as to all Warrant Shares (or such other securities) for which it shall not previously have been exchanged or converted into Common Stock (or if not then outstanding, into such other class and series of securities into which the Warrant Shares are then convertible), and the Company shall promptly deliver a certificate representing such Warrant Shares (or such other securities) issued upon such conversion to the Holder.

10.           Adjustment of Number of Warrant Shares Issuable Pursuant to this Warrant or the Purchase Price.

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(a)          Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date of issuance of this Warrant (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the number of Warrant Shares issuable hereunder shall be proportionately increased and the Purchase Price shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable hereunder shall be proportionately decreased and the Purchase Price shall be proportionately increased. Any adjustment under this Section 10(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)          Adjustment for Common Stock Dividends and Distributions. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the number of Warrant Shares issuable hereunder shall be proportionately increased and the Purchase Price shall be proportionately decreased, as of the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of Warrant Shares issuable hereunder and the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter shall be adjusted pursuant to this Section 10(b) to reflect the actual payment of such dividend or distribution.

(c)          Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than as a result of a subdivision or combination of shares or stock dividend or a reorganization, merger or consolidation in which the Company is the continuing entity and which does not result in any change in the Common Stock) in any such event this Warrant shall be exercisable for the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock for which this Warrant could have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

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(d)          Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Original Issue Date, there is a Change in Control transaction or other capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares), as a part of such Change in Control transaction or capital reorganization, this Warrant shall be deemed exercised and provision shall be made so that the Holder shall thereafter be entitled to receive the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon exercise of this Warrant would have been entitled on such Change in Control transaction or capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 10 with respect to the rights of the Holder after the Change in Control transaction or capital reorganization to the effect that the provisions of this Section 10 shall be applicable after that event and be as nearly equivalent as practicable.

(e)          Adjustment for Distributions. In case at any time or from time to time, the holders of Common Stock receive, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, any distribution of cash or other assets of the Company, then (i) the Purchase Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such distribution (or the date of payment of such distribution, if earlier) shall be reduced, effective as of the close of business on such record date (or the date of payment of such distribution, if earlier), to a price determined by multiplying such Purchase Price by a fraction of which the numerator shall be the FMV of the Common Stock on the trading day immediately preceding such record date minus the amount of the cash distribution applicable to one share of Common Stock (or, if such distribution is of assets other than cash, the fair market value of such non-cash distribution applicable to one share of Common Stock as determined in good faith by the Board), and the denominator shall be the FMV of the Common Stock on the trading day immediately preceding such record date and (ii) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i) of this Section 10(e).

11.           Conversion or Redemption of Common Stock. Should all of the Company’s Common Stock be, or if outstanding would be, at any time prior to the expiration of this Warrant or any portion thereof, redeemed or converted into another class of shares of the Company’s stock, or if there shall be any reclassification, capital reorganization or change of the Common Stock, or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company or any of its subsidiaries, taken as a whole, then the Company shall mail or cause to be mailed to the Holder a notice specifying the date on which any such record is to be taken for the purpose of such event and stating the material provisions of such event, including the date upon which such event shall be consummated. Such notice shall be mailed at least twenty (20) days prior to the earlier of the record date or the date specified in such notice on which any such action is to be taken.

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12.           Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of this Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of this Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the FMV of a full Warrant Share.

13.           Notices of Record Date, Etc. In the event of: (1) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive a dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property; (2) any reclassification or recapitalization of capital stock; (3) the Company’s Board of Directors (the “Board”) adopting a resolution approving a plan of merger or share exchange or a transaction involving the sale of all or substantially all of the Company’s assets (each, an “Extraordinary Transaction”) and proposing to submit such Extraordinary Transaction to the Company’s shareholders for approval; (4) any tender offer or exchange offer (whether by the Company or another person or entity) commencing pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property; (5) any Change in Control (as defined in the Company’s Amended and Restated Articles of Incorporation, as amended); or (6) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event (x) the Company will mail or cause to be mailed to the Holder a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (C) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of the proposed issue or grant and the person or class of persons to whom such proposed issue or grant is to be offered or made (which such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken) and (y) notwithstanding the time period for exercise set forth in Section 3, Holder may elect to exercise this Warrant or any portion hereof pursuant to Sections 4(a) or 4(b) hereof at any time prior to the date on which such action is actually taken.

14.           No Shareholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

15.           Certificate as to Adjustments. In each case of any event that may require any adjustment in the Purchase Price and/or shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment is based and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment and as adjusted on account thereof. The Company will forthwith mail a copy of each such certificate to the Holder, and will, on the written request at any time of the Holder, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment.

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16.           Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the holders representing at least two-thirds of the aggregate number of shares of Common Stock issuable upon the exercise of all outstanding warrants issued on the Original Issue Date having substantially similar terms to the terms hereof.

17.           Transfers, Substitute Warrant.

(a)          This Warrant may only be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of (each, a “Transfer”) by the Holder (a) pursuant to an effective registration statement, or applicable exemption, under the Securities Act or (b) to an Affiliate (as defined below) of the Holder, provided that the Holder delivers to the Company an opinion of qualified counsel in form and substance satisfactory to the Company setting forth that such Transfer is exempt from the registration requirements of the Securities Act and does not otherwise violate federal or state securities laws (the “Opinion”) and the purchaser delivers a representation letter (the “Representation Letter”) in form and substance satisfactory to the Company. In furtherance of the foregoing, in order to affect the Transfer, the Holder shall deliver to the Company this Warrant, the assignment form attached hereto as Attachment III properly endorsed, and the Opinion and the Representation Letter. Upon delivery of the foregoing, for Transfer of this Warrant in its entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon delivery of the foregoing, for Transfer with respect to a portion of the Warrant Shares purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to the Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been Transferred.

(b)          In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

18.           Capital Event.

(a)          Promptly following the Original Issue Date, the Company shall take all corporate action necessary to either (i) increase the number of shares of Common Stock the Company is authorized to issue or (ii) effect a reverse split of the Common Stock, in either event sufficient to permit the exercise in full of the Warrants in accordance with their terms (a “Capital Event”). The first date on which a Capital Event becomes effective is referred to herein as the “Capital Event Date.”

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(b)          In the event that the Capital Event does not occur in accordance with applicable law and the requirements of the Company’s Amended and Restated Articles of Incorporation and Bylaws on or before the First Anniversary (the “Capital Event Deadline Date”), the Holders of the Warrants issued by the Company on the Issuance Date shall be entitled to receive an aggregate cash payment, as liquidated damages and not as a penalty, in an aggregate amount of $2,500,000 (the “Liquidated Damages Amount”). Not later than the close of business on the Capital Event Deadline Date, the Company shall irrevocably deposit the Liquidated Damages Amount with an escrow agent (the “Escrow Agent”) reasonably acceptable to the holders of at least two-thirds of the aggregate number of shares of Common Stock issuable upon the exercise of all outstanding warrants issued on the Original Issue Date having substantially similar terms to the terms hereof, the Liquidated Damages Amount to be held in trust for the benefit of the Holders entitled to payment thereof as provided in this paragraph. The Escrow Agent shall fix or cause to be fixed a record date (the “Record Date”) for determining the Holders of the Warrants entitled to payment of the Liquidated Damages Amount and a payment date (the “Payment Date”) on which the Liquidated Damages Amount is to be paid to such Holders. No Payment Date may be less than fifteen (15) days or more than thirty (30) days after the Record Date. At least fifteen (15) days before the Record Date, the Escrow Agent shall mail or cause to be mailed, first-class postage prepaid, to each record Holder of Warrants, with a copy to the Company, a notice at the Holder’s address as it appears in the Escrow Agent’s books and records, setting forth the Record Date, the Payment Date and an estimate of the Per Warrant Amount (as defined in the following sentence). On the Payment Date, the Escrow Agent shall pay to each record Holder of Warrants at the close of business on the Record Date (each, a “Record Holder”) an amount equal to (A) the quotient obtained by dividing (i) the Liquidated Damages Amount by (ii) the number of Warrant Shares issuable upon the exercise of the Warrants outstanding on the Record Date (the “Per Warrant Amount”), times (B) the number of Warrant Shares issuable upon the exercise of the Warrants held by the Record Holder as of the close of business on the Record Date. Any such payment shall be by check payable to the order of the Record Holder unless otherwise requested by such Record Holder.

19.           Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the laws of the State of New York.

20.           Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company’s successors and assigns and shall be binding upon and inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

21.           Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a federal holiday, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a federal holiday.

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22.           Notices. All notices, requests, claims, demands, disclosures and other communications required or permitted by this Warrant shall be in writing and shall be deemed to have been given at the earlier of the date (a) when delivered personally or by messenger, or (b) upon confirmed delivery as evidenced by the delivery receipt of an nationally recognized overnight delivery service or registered or certified United States mail, postage prepaid, return receipt requested, in all cases addressed to the person or entity for whom it is intended at his address set forth below or to such other address as a party shall have designated by notice in writing to the other party in the manner provided by this Section 22:

If to Holder:

If to Company:

AmpliPhi Biosciences Corporation

4870 Sadler Road, Suite 300

Glen Allen, Virginia 23060

Attention: Jeremy Curnock Cook

Facsimile: 804.205.5001

With a copy to (which shall not constitute notice):

23.           Counterparts.         This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

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Dated:

AMPLIPHI BIOSCIENCES CORPORATION

By:
Jeremy Curnock Cook
Chief Executive Officer

[Signature Page to Warrant]

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Attachment I

[FORM OF EXERCISE NOTICE]

(TO BE SIGNED ONLY ON EXERCISE OF WARRANT)

To: AmpliPhi Biosciences Corporation	Date:___________________

The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase and subscribe for, _________ shares of Common Stock of AmpliPhi Biosciences Corporation (the “Company”) covered by this Warrant. The undersigned herewith makes payment of $_______ thereof. The certificate(s) for such shares (the “Shares”) shall be issued in the name of the undersigned as is specified below:

________________________

(Name)

________________________

________________________

(Address)

The undersigned represents that: (i) the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

Signature (must conform to name of Holder as specified on the face of the Warrant)

Fed Tax ID #

[Signature Page to Exercise Notice]

Attachment II

[FORM OF CASHLESS EXERCISE NOTICE]

(TO BE SIGNED ONLY ON CASHLESS EXERCISE OF WARRANT)

TO: AmpliPhi Biosciences Corporation

The undersigned, the Holder of the within Warrant, hereby irrevocably elects, in accordance with and subject to the provisions of Section 4(b) of such Warrant, to exercise such Warrant on a cashless basis with respect to that portion of such Warrant representing __________ * underlying shares of Common Stock of AmpliPhi Biosciences Corporation. The undersigned requests that the certificates for the shares of Common Stock issuable upon such cashless exercise be issued in the name of, and delivered to __________________________________, whose address is ____________________________________________.

(Signature must conform in all
respects to name of Holder as
specified on the face of the
Warrant)

______________________________

______________________________
(Address)

Dated:

___________________________

*Insert here the number of underlying shares with respect to which the Warrant is being exercised on a cashless basis.

Attachment III

[FORM OF ASSIGNMENT]

(TO BE SIGNED ONLY ON TRANSFER OF WARRANT)

For value received the undersigned hereby desires to sell, assign and transfer unto

Please print or typewrite name and address of Assignee and include Fed Tax ID # of Assignee the within Warrant, and does hereby irrevocably constitute and appoint ______________________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:_________________________

(Signature must conform to name of Holder as specified on the face of the Warrant)

Signed in the Presence of:

Attachment IV

[FORM OF MAXIMUM PERCENTAGE LIMTATION ELECTION]

TO: AmpliPhi Biosciences Corporation

The undersigned, the Holder of the within Warrant, hereby elects, in accordance with and subject to the provisions of Section 6 of such Warrant, to subject the Warrant to the exercise limitations set forth in Section 6 of the Warrant, as follows:

Applicable Maximum Percentage:

☐	4.99%

☐	9.99%

______________________________
(Signature must conform in all
respects to name of Holder as
specified on the face of the
Warrant)

______________________________

______________________________
(Address)

Dated: